OCEAN BIO-CHEM, INC.
                               4041 S.W. 47 Avenue
                         Fort Lauderdale, Florida 33314


April 28, 2003



United States Securities and Exchange Commission
Washington, D.C. 20549




                                       RE: OCEAN BIO-CHEM, INC.
                                           Commission File 2-70197
                                           59-1564329


Dear Sir or Madam:

     This letter serves as a transmittal for the above referenced Registrant's Proxy Statement and related materials. The original mailing of these materials to shareholders will be carried out on or about May 15, 2003.

Very truly yours,


/s/ Peter G. Dornau
Peter G. Dornau
President and Chief Executive Officer

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 2003


TO THE SHAREHOLDERS OF OCEAN BIO-CHEM, INC.

     NOTICE IS HEREBY GIVEN that the 2002 annual Meeting of Shareholders of Ocean Bio-Chem, Inc., a Florida corporation, will be held at the offices of Ocean Bio-Chem, Inc., 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, on June 19, 2003 at 10:00 a.m. and any and all adjournments thereof, for the following purposes:

     1. To elect seven (7) directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;


     2. To approve the 2002 Incentive Stock Option Plan (Appendix A)

     3. To approve the 2002 Non-Qualified Stock Option Plan (Appendix B)

     4. To consider and act upon a proposal to ratify the appointment of Berkovits, Lago & Company, LLP as the independent certified public accountants of the Company.

     5. To transact such other business as properly may come before the meeting or any adjournments thereof.



     All Shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly. The giving of the proxy will not affect your right to vote in person if you attend the Meeting. Your proxy may be revoked at any time before it is voted at the Meeting by following the instruction set forth on page 1 of the attached Proxy Statement.

     Only Shareholders of record of the Common Stock of the Company at the close of business on May 9, 2003 are entitled to notice of and to vote at the Meeting or at any and all adjournments thereof. The accompanying Proxy is being solicited by the Board of Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS



/s/ PETER G. DORNAU

PETER G. DORNAU
President and Chief Executive Officer
Fort Lauderdale, Florida

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
 |_|  Preliminary Proxy Stateme     |_|  Confidential, for Use of the Commission
                                        only (as permitted by Rule 14a-6(e) (2))
 |X|  Definitive Proxy Statement
 |_|  Definitive Additional Materials
 |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Ocean Bio-Chem, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
             0-11.
                (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

           (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

           (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

           (5) Total fee paid:

--------------------------------------------------------------------------------

         |_| Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

         |_|Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount previously paid:

--------------------------------------------------------------------------------

           (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

           (3) Filing Party:

--------------------------------------------------------------------------------

           (4) Date Filed:

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

                                 April 28, 2003


                                 PROXY STATEMENT

                               General Information

     The accompanying proxy is solicited by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company on June 19, 2003 at 10:00 a.m., and at any adjournments thereof. The proxy will be voted in accordance with the instructions thereon if it is returned duly executed and is not revoked.

     The proxy hereby solicited is revocable at any time prior to its exercise by sending in a subsequent proxy (with the same or other instructions), by appearing at the Annual Meeting of Shareholders and voting in person, or by notifying the Company in writing that it is revoked. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to attend and/or vote at the meeting.

     This proxy statement and the accompanying proxy will be mailed to shareholders on or about May 15, 2003. The record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting has been fixed as May 9, 2003. Only holders of shares of record at the close of business on that date of the Company's Common Stock, par value $.01 per share (hereinafter the "Shares"), will be entitled to notice of, and privilege to vote at said meeting. As of that record date, the number of outstanding shares entitled to vote are 4,805,843 shares of Common Stock and each share is entitled to vote one vote. The Company is bearing the cost of soliciting proxies. The proxies are being solicited by the Board of Directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information at December 31, 2002 with respect to the beneficial ownership of the Registrant's Common Stock by holders of more than 5% of such stock and by all directors and officers of the Registrant as a group:


Title of              Name and Address of                         Amount and Nature of           Percent
Class                 Beneficial Owner                            Beneficial Ownership           of Class
--------              ------------------------------------        --------------------           --------
Common                Peter G. Dornau, President, Director        2,852,588 *                    54.9%
                      4041 S. W. 47 Avenue
                      Ft. Lauderdale, FL 33314

Common                All directors and officers as a group
                      7 individuals                               3,397,964 *                    65.4%

     *Includes options to purchase shares of the Company's common stock as follows:

     The following paragraphs summarize stock options to purchase shares of the Company's common stock held by officers of the Company. They were included in the foregoing tabulation as the underlying market price exceeds the exercise price as of December 31, 2002.


     On March 25, 1999, the Company granted Messrs. Dornau and Tieger a five year option for 115,500 shares each, as adjusted for the Company's stock dividend distributions of 2000 and 2002, at an exercise price of $.758 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders.

     As of December 31, 2002, pursuant to the Company's various stock option plans, Mr. Dornau has options to acquire 126,200 shares of the Company's common stock of which 44,220 shares are exercisable within 60 days of the issuance of the Registrant's December 31, 2002 financial statements.

     As of December 31, 2002, pursuant to the Company's various stock option plans, the Company's directors and officers, as a group, have options to acquire 437,475 shares of the Company's common stock of which 161,535 shares are exercisable within 60 days of the issuance of the Registrant's December 31, 2002 financial statements.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

     At the Annual Meeting, seven (7) directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted by the persons designated as proxies for the persons named in the following table, all of whom are now directors of the
Company:


                                           Executive
                           Director        officer                        Sole
Name                       since           since              Age        occupation
---------------            --------        ---------          ---        -----------
Peter G. Dornau             1973            1973              63          President and Chairman of the
                                                                          Board of Ocean Bio-Chem, Inc.
                                                                          since 1973.

Jeffrey Tieger              1977            1977              59          Vice President-Director Ocean
                                                                          Bio-Chem, Inc. since 1977;
                                                                          Secretary since 1982.

Edward Anchel               1998            1999              56          Vice President - Finance.  Mr.
                                                                          Anchel  joined the Company on
                                                                          March 1, 1999. For five years
                                                                          prior thereto, he was the CFO
                                                                          of a privately held
                                                                          manufacturing entity.

Laz L. Schneider            1998             -                64          Attorney with the law firm of
                                                                          Berger Singerman since 1991.

James Kolisch               1998             -                51          President of Kolisch Insurance
                                                                          since 1978.

John B. Turner               2000            -                55          Retired insurance and financial
                                                                          services executive

Sonia B. Beard              2003             -                32          Domestic Programs Manager,
                                                                          Walt Disney Parks and Resorts
                                                                          since 1997, licensed CPA.

         The terms of office of all existing directors expire in June, 2003.

     The Company's Board of Directors held one (1) meeting during the year ended December 31, 2002, at which all the directors were present. The Company has no standing nominating or compensation committees of the Board of Directors, or committees performing similar functions. There is no family relationship between any director or nominee for director of the Company and any other director, nominee or executive officer of the Company. There is no arrangement or understanding between any such director and any other person pursuant to which such director was selected as a director or nominee for director of the Company. Directors receive no compensation for serving in such capacity. Officers of the Company serve at the pleasure of the Board of Directors.

     By unanimous consent of the Company's Board of Directors, Ms. Sonia B. Beard was elected to join the board for a term expiring at the June 19, 2003 Annual Meeting of Shareholders.

     The Board of Directors has had an audit committee since 1999. The current composition includes the following directors: Sonia B. Beard, James Kolisch, and John B. Turner. The function of such committee is to receive the auditors' report and to instruct the Board on their recommendations. The Shareholders ratified a charter for the Audit Committee at the June 9, 2000 Annual Meeting of Shareholders.

     The  Audit   Committee  met  once  since  last  year's  Annual  Meeting  of
Shareholders. All committee members and a representative of the Company's independent auditing firm, Jesus A. Lago, CPA was present at such meeting. The Company believes that all members of the Audit Committee are independent, as defined in Rule 4200 (a)(15) of the NASDAQ Listing Standards. The following matters were discussed or reviewed:


March 25, 2003 Meeting:

     (1) The committee reviewed and discussed the Company's audited financial statements with management and the Company's Independent Certified Public Accountant.

     (2) The committee discussed, with the independent auditor, the matters required to be discussed by Statement of Auditing Standards Number 61, as may be modified or supplemented.

     (3) The committee received the written disclosures and the letter from the Company's independent auditor required by Independence Standards Board Standard Number 1, as may be modified or supplemented, and discussed with the independent auditor the independent accountant's independence.

     (4) Based on the foregoing, the audit committee ratified the inclusion of the audited financial statements as of December 31, 2002 and the year then ended be included in the Company's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission.

The Board of Directors recommends a vote FOR the nominees.

                                  PROPOSAL TWO

                  APPROVAL OF 2002 INCENTIVE STOCK OPTION PLAN

     At the Annual Meeting, shareholders will be asked to approve the 2002 Incentive Stock Option Plan (the "Plan"). The Plan includes 400,000 shares of common stock of the Company.

     On October 22, 2002, the Board of Directors adopted the Company's 2002 Incentive Stock Option Plan (the "Option Plan"). The number of shares of the Company's Common Stock reserved for issuance under the Plan is 400,000 shares.

     As of December 31, 2002, options covering an aggregate of 155,000 shares had been granted under the Plan and 245,000 shares remained available for future grant under the Plan.

     The Plan is summarized below. A copy of the Plan is attached as an exhibit to this Proxy Statement. This Summary is not intended to be a complete description of the Plan, and is qualified in its entirety by the actual text of the Plan to which reference is made.

                                  Plan Summary

     General. The purpose of the Plan is to attract and retain the best available employees of the Company and its subsidiaries, to provide additional incentive to such persons and to promote the success of the Company. Under the Plan, a key employee is eligible to receive incentive stock options ("ISOs") (as defined in Section 422 (formerly Section 422A) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Committee administers and interprets the Plan and is authorized to grant options to all eligible employees, including officers. The maximum number of shares of Common Stock approved for issuance under the Plan is 400,000. The Committee designates the optionees, the number of shares subject to such award and the terms and conditions of each award. The purchase price under each option must be 100% of the fair market value of the Common Stock of the Company on the date of award. No option shall be exercisable more than ten years after the date the option is awarded. An ISO may not be granted under the Plan to an employee who owns more than 10% of the outstanding Common Stock unless the purchase price is 110% of the fair market value of the Common Stock at the date of award and the option is not exercisable more than five years after it is awarded.

     The Committee may provide that the purchase price for shares subject to an option be paid in full by cash or check. Options may not be transferred other than by will or the laws of descent and distribution. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee or his guardian or legal representative. Unless sooner terminated, the Plan will terminate on October 21, 2012, and no awards may thereafter be granted under the Plan. Outstanding options on October 21, 2012 will remain outstanding through their respective expiration dates.

     Amendment of Plan. The Board may amend or terminate the Plan without the approval of the shareholders, unless shareholder approval is necessary to comply with any applicable tax or regulatory requirements. If any amendment or termination materially and adversely affects the rights of any award holder then outstanding, such amendment or termination shall not be deemed to alter such rights unless the holder shall consent thereto.

                              Tax Status of Options

     The following discussion is based on relevant provisions of the Code, the Treasury Regulations promulgated thereunder, published revenue rulings and judicial decisions in effect at the date hereof. There can be no assurance that future changes in applicable law or administrative and judicial interpretations thereof will not adversely affect the tax consequences discussed herein or that there will not be differences of opinion as to the interpretation of applicable law.

     Incentive Stock Options.  All stock options that qualify under the rules of
Section 422 of the Code will be entitled to ISO treatment. Among other requirements, to receive ISO treatment, an optionee is not permitted to dispose of the acquired stock (i) within two years after the option is granted or (ii) within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three months (one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the stock will be entitled to capital gain treatment (assuming the stock constitutes a capital asset in the hands of the optionee). The applicable capital gain rate depends on how long the ISO shares are held after exercise. If ISO shares are sold one year or later after exercise (and two years after grant) the gain will be taxed at the maximum long term capital gains rate. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, included in the computation of alternative minimum taxable income.

     If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the stock, but the employee's gain realized on exercise will be treated as ordinary income rather than capital gain and the Company will get a corresponding deduction at the time of sale. Any additional gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock (assuming the stock constitutes a capital asset in the hands of the optionee). If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
            PROPOSAL TO ADOPT THE 2002 INCENTIVE STOCK OPTION PLAN.

                                 PROPOSAL THREE

                APPROVAL OF 2002 NON-QUALIFIED STOCK OPTION PLAN

     At the Annual Meeting, shareholders will be asked to approve the 2002 Non-Qualified Stock Option Plan (the "Non-Qualified Plan").

     On October 22, 2002, the Board of Directors adopted the Company's 2002 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), including 200,000 shares of the Company's Common Stock reserved for issuance under the 2002 Non-Qualified Plan.

     As of December 31, 2002, 35,000 options had been granted under the 2002 Non- Qualified Plan and165,000 shares (plus any shares that might in the future be returned to the Option Plan as a result of cancellations or expiration of options) remained available for future grant under the 2002 Non-Qualified Plan.

     The terms of the 2002 Non-Qualified Stock Option Plan are summarized below. A copy of the Plan is attached hereto as an exhibit. This Summary is not intended to be a complete description of the Plan, and is qualified in its entirety by the actual text of the Plan to which reference is made.

Plan Summary

     General. The purpose of the Plan is to attract and retain the best available consultants and directors of the Company and its subsidiaries, to provide additional incentive to such persons and to promote the success of the business of the Company. Under the Plan, nonqualified stock options (which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), may be granted to non-employee directors and consultants of the Company.

     The Committee administers and interprets the Plan and is authorized to grant options to non-employee directors and consultants. The maximum number of shares of Common Stock approved for issuance under the Plan is 200,000. The Committee designates the optionees the number of shares subject to such award and the terms and conditions of each award. The purchase price under each option will be 100% of the fair market value of the Common Stock of the Company on the date of award. No option shall be exercisable more than ten years after the date the option is awarded.

     The Committee may provide that the purchase price for shares subject to an option be paid in full by cash or check or shares of the Company's Common Stock. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee or his guardian or legal representative. Unless sooner terminated, the Plan will terminate on October 21, 2012, and no awards may thereafter be granted under the Plan. Options outstanding at such date will remain exercisable until their respective expiration dates.

     Amendment of the Plan. The Board may amend or terminate the Plan without the approval of the shareholders, unless shareholder approval is necessary to comply with any applicable tax or regulatory requirements. If any amendment or termination materially and adversely affects the rights of any award holder then outstanding, such amendment or termination shall not be deemed to alter such rights unless the holder shall consent thereto.

Tax Status of Options

     The following discussion is based on relevant provisions of the Code, the Treasury Regulations promulgated thereunder, published revenue rulings and judicial decisions in effect at the date hereof. There can be no assurance that future changes in applicable law or administrative and judicial interpretations thereof will not adversely affect the tax consequences discussed herein or that there will not be differences of opinion as to the interpretation of applicable law.

     Nonqualified Stock Options. In general, no taxable income will be recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a nonqualified option an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any further tax deduction to the Company.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2002 NONQUALIFIED STOCK OPTION PLAN.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth, as of January 1, 2003, information concerning the number of shares of Common Stock beneficially owned by each director and nominee individually and by all executive officers and directors of the Company as a group. Peter G. Dornau owns approximately 56% of the outstanding Common Stock of the Company. All executive officers and directors as a group own approximately 62.5% of such Common Stock. The totals shown below for each person and for the group includes shares held personally, shares held by family members, and shares acquirable within sixty (60) days of January 1, 2003 by the exercise of stock options granted under the Company's Stock Option Plans.

Account and Nature of Beneficial Ownership (1)

Name of                            Direct owner-                        Exercisable             Deferred
beneficial                          ship number                           options             share units
owner                              of shares (2)           %             (3)(4)(5)                (5)
---------------                   -------------          -----          -----------           -----------
Peter G. Dornau                    2,692,868             56.0%             159,720               81,980

Jeffrey Tieger                       161,780              3.4%             159,720               81,980

Edward Anchel                        125,951              2.6%              73,095               81,980

Laz Schneider                            -                  -                  -                 10,000

James Kolisch                         16,167               .3%                 -                 10,000

John B. Turner                         8,663               .2%                 -                 10,000

Sonia  B. Beard                          -                  -                  -                    -

All executive officers
and directors as                  -------------          -----          -----------           -----------
a group                            3,005,429             62.5%             392,535              275,940
                                  =============          =====          ===========           ===========

     (1) Each person has sole voting and investment power with respect to all shares shown except as indicated below.

     (2) Includes only shares directly owned by respective director/officer and specifically does not include any shares acquirable through the exercise of options as presented above.

     (3) Represents shares subject to stock options that are exercisable currently or within sixty (60) days of January 1, 2003.

     (4) On March 25, 1999, the Company granted Messrs. Dornau and Tieger a five year option for 115,500 shares each, as adjusted for the Company's stock dividend distributions of 2000 and 2002, at an exercise price of $.758 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders. .

     (5) Pursuant to the Company's various stock option plans, the Company's directors and officers, as a group, have options to acquire 437,475 shares of the Company's common stock of which 161,535 shares are exercisable within 60 days of the issuance of the Registrant's December 31, 2002 financial statements.

Executive Compensation

     The following table sets forth the amount of compensation of each officer of the Company who earned in excess of $100,000 annually for each of the years 2002, 2001, and 2000.

SUMMARY COMPENSATION TABLE


Name and
principal position              Annual compensation                        Long term compensation
                            -----------------------------           ------------------------------------
                                                                    Restricted
                                                                      stock      Options     Underlying
                            Year      Salary       Bonus              awards     SARs(1)      security
                            ----     --------     -------           ----------   -------    ------------
Peter G. Dornau, CEO        2002     $109,000     $12,000            $16,300      25,000    Common stock
                            2001     $109,000        -               $11,100      25,000    Common stock
                            2000     $109,000        -               $17,500      40,000    Common stock

Edward Anchel, CFO          2002     $100,400     $12,000            $27,300      25,000    Common stock
                            2001     $100,400        -               $ 7,300      25,000    Common stock
                            2000     $100,400        -               $ 9,600      25,000    Common stock

     (1) The Company currently maintains three (3) separate plans under which stock options may be awarded. However, the Company does not maintain a "long-term incentive plan," as that term is used in the applicable SEC rules, under which payments are measured by performance of the Company over longer than a one- year period. Common stock options are usually valued at fair market value on date of grant.

Stock Option Plans:

     The Company has in effect the 1991, 1992, 1994, and 2002 Incentive Stock Option Plans (the "1991 Plan", "1992 Plan", "1994 Plan", and "2002 Plan"); and the 2002 Non-qualified Stock Option Plan that permit the granting of stock options to purchase shares of Common Stock of the Company. The 1991 and 1992 Plans have options outstanding, but such plans have terminated and no further grants are allowable under such plans. All employees of the Company and its subsidiaries are eligible to be selected to participate in the 1994 and 2002 Qualified Plans and others can participate in the 2002 Non-qualified Plan. The Plans are administered by the Board of Directors, which selects individuals to be participants and determines the type and number of awards to be granted.

     The option price for stock options granted under all Plans is stipulated to be not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

Options/SAR Grants in Last Fiscal Year

     During the year ended December 31, 2002, no SAR's were awarded. Stock options aggregating 190,000 shares were granted to certain employees, directors and consultants under the foregoing plans. The tabulation presented below reflects data required to be disclosed relating to such stock options and SAR's held by executive officers of the Company at December 31, 2002:

                                                               (1)                                (1)               (2)

                     Shares                           Number of options/SAR's        Value of in-the-money options/
                     acquired          Value           at end of fiscal year          SAR's at end of fiscal year
 Name                by exercise     realized      exercisable    unexercisable        exercisable  unexercisable
---------------      -----------     --------      -----------    -------------        -----------  -------------
Peter G. Dornau          -               -           159,720          81,980            $ 114,653     $ 38,421
Jeffrey Tieger           -               -           159,720          81,980              115,203       43,871
Edward Anchel            -               -            73,095          81,980               54,365       43,871
                     ===========     ========        -------        --------            ---------     --------
                                                     395,535         245,940            $ 284,221     $126,163
                                                     =======        ========            =========     ========

     (1) No SAR's were outstanding at December 31, 2002.

     (2) The value of unexercised "in-the-money" options/SAR's at December 31, 2001 was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 2002 and the option price. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.

Report of the Compensation Committee

     The Board of Directors (the "Committee") is responsible for setting the policies and approving the practices of the Company in its compensation to executive officers, including those named in the compensation table in this Proxy Statement. The Company has no separate compensation committee.

     In carrying out its responsibility in 2002, the Committee considered the following:

     1. The Company's financial performance;

     2. The Company's policies and practices for compensation of employees generally;

     3. The historical philosophy of the Company to reward according to merit, commitment to, and performance of, the Company.

     The compensation structure for all employees of the Company, including the executive officers named in the compensation tables in this Proxy Statement, consists of base salary, paid weekly. Base salary of an employee is designed to be competitive with base salaries in the Company's geographical areas of operation.

     Executive officers and other key employees may receive additional cash bonuses under a variable award plan. These bonuses are paid from a bonus pool determined by the Board of Directors based upon the performance of the Company. Individual bonuses are determined by an executive's level of responsibility within the Company and the executive's performance in any year.

     Executive officers and other key employees may also receive compensation in the form of stock options. The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying Common Stock increases, and since the exercisability of options vests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition, the Company encourages stock ownership and retention of Common Stock by employees. Messrs. Dornau, Tieger, and Anchel are members of the Board of Directors.

Performance Comparisons

     The following chart compares the Annual Shareholder Return of the Company for the five years ended December 31, 2002 to the cumulative total shareholder return of (a) the NASDAQ market US stocks, and (b) the Industry Index, which is the NASDAQ Non-Financial Stocks index. This graph will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent that the Company specifically incorporates it by reference, and will not otherwise be deemed to be soliciting material or to be filed under such Acts.

     The Company believes that no single peer index or peer company is totally comparable to the Company's business. The peer indices used to compare total shareholder return include companies which supply to diverse markets. Some of the Company's direct competitors are divisions that represent small portions of companies and are not included in the peer comparisons since information is not available to the Company to show those divisions separately from the parent.

     The Performance Chart is presented in this space in the mailing to shareholders. The Chart assumes $100 invested on January 1, 1998 with dividends, if any, reinvested. As this is not able to be presented in the Edgarized version, a data table underlying the Chart, representing annual performance changes for the five years ended December 31, 2002, is presented below in this copy of the Proxy materials.


                                         1998        1999           2000           2001          2002
                                       -------      -------        -------       -------       -------
         Ocean Bio-Chem                $ 90.91      $ 86.40        $ 54.55       $105.45       $106.91
         NASDAQ US                     $140.99      $261.48        $157.42       $124.89       $ 86.33
         NASDAQ Non financial          $146.75      $287.81        $167.75       $128.19       $ 83.85


EMPLOYEE AND EXECUTIVE OFFICER BENEFIT PLANS

     The Company maintains the stock option and bonus plans described above in this Proxy Statement and the group health, hospitalization and life insurance plans generally available to all employees. The Company does not maintain a pension plan, profit-sharing plan, plan, executive death benefit plan, executive salary continuation plan, or severance payment plan. A 401(k) savings plan is sponsored by one of the Company's subsidiaries. It is non-contributory by the Company and none of the executive officers of the Company participate in such plan.

CERTAIN TRANSACTIONS

     On May 1, 1998, the company entered a ten year lease for approximately 12,700 square feet of office and warehouse facilities in Fort Lauderdale, Florida from an entity owned by certain officers of the Company. The lease requires a minimum rental of $94,800 for the initial year with provisions for annual increases of 2%. In addition, the Company is charged for real estate taxes, operating expenses and common area maintenance charges. The Company believes that the terms of this lease are comparable to those of similar properties in the same geographic area of the Company available from unrelated third parties. Rent charged to operations during the year ended December 31, 2002 aggregated approximately $100,500.

     The Registrant acquired the rights to the "Star brite" name and products only for the United States and Canada in conjunction with its original public offering during March, 1981. The president of the Registrant is the beneficial owner of three companies which market Star brite products outside the United States. The Registrant has advanced monies to assist in such foreign marketing in order to establish an international trademark. At December 31, 2002 and 2001, the Company had amounts due from affiliated companies which are directly or beneficially owned by the Company's president aggregating approximately $612,275 and $563,700, respectively. Such advances were made primarily to international affiliates that are in the process of expanding sales of Star brite products in Europe, Asia and South America. These amounts had been advanced by the Company on open account and, through December 31, 2002, carried interest at the same rate charged to the Company on its line of credit.

     Subsequent to December 31, 2002, such affiliates repaid $425,000 to the Company. Effective January, 2003, payments of open receivables to such affiliates will approximate those terms offered to the Company's larger non-affiliated customers and, accordingly, will not bear interest, unless they are delinquent.

     The Company has a business relationship with an entity owned by the President whereby research and development of current and new products are performed by this entity. Pursuant to such relationship the Company paid $30,000 annually to such affiliate during 2002 and 2001.

     On March 25, 1999, the Company granted two officers a five year option for 115,500 shares each, as adjusted for the Company's stock dividend distributions of 2000 and 2002, at an exercise price of $.758 representing the market price at the time of grant. Such grants were awarded in consideration of their making a loan to the Company in the amount of $400,000 from an affiliated company in which they are each 50% co-shareholders

                              PROPOSAL 4 - AUDITORS

     The Board of Directors has selected, subject to shareholder ratification, Berkovits, Lago & Company, LLP, Certified Public Accountants, as the independent auditors of the Company for the year ending December 31, 2003.

     Accounting services to be provided by Berkovits, Lago & Company, LLP, Certified Public Accountants, include the annual examination of the Company's consolidated financial statements and assistance and consultation regarding the Company's filings with the Securities and Exchange Commission.

     The Board of Directors anticipates that a representative of Berkovits, Lago & Company, LLP. Certified Public Accountants, will be present at the Annual Meeting of Shareholders. He will have the opportunity to make a statement if he so desires, although this is not anticipated, and he will be available to respond to questions.

     Fees paid to Berkovits, Lago & Company LLP for professional services rended to the Company for the years ended December 31, 2002 and 2001 are summarized below:

                                  2002           2001
                                  ----           ----
   Audit fees                   $39,000         $31,900
   Audit related fees               -               -
   Tax fees                         -               -
   Other fees                       -               -



         The Board of Directors recommends a vote FOR this proposal.


SHARES OUTSTANDING AND VOTING RIGHTS

     Directors and officers holding shares of the Company's Common Stock control in the aggregate 62.5% of the outstanding shares, and all intend to vote such shares in person or by proxy in favor of all proposals of the Board of Directors to be voted upon. A majority of the shares voting in favor of a proposal is sufficient to adopt it.

     The cost of preparing, assembling, and mailing the proxy and related materials will be borne by the Company. Proxies may also be solicited by person, by interview and telephone, and brokers and dealers in securities and others may be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. Similarly, proxies may be solicited by directors and officers at a nominal cost to the Company.

     The proxies named in the enclosed form of proxy and their substitutes will vote the Shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face.

SHAREHOLDER PROPOSALS

     It is anticipated that the next Annual Meeting of Shareholders will be held on or about 10:00 a.m., June 17, 2004. Shareholder proposals intended to be presented at the June 17, 2004 Annual Meeting pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices at 4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314, by January 1, 2004 for inclusion in the Company' s Proxy Statement and Form of Proxy relating to that meeting.

 Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and Amendments thereto furnished to the Company under Rule 16A-3(e) during its most recent fiscal year and Form 5 and Amendments thereto furnished to the Company with respect to its most recent fiscal year and any written representation referred to in Paragraph (b) (2) (I) of this item, all filings were made.

OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company is not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the best judgment of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matter

JEFFREY TIEGER, SECRETARY


/s/ JEFFREY TIEGER

Fort Lauderdale, Florida
April 28, 2003

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


Proxy for Annual Meeting of Shareholders on June 19, 2003


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  Shareholder of Ocean Bio-Chem,  Inc. hereby appoints Peter
G. Dornau and Jeffrey Tieger, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 19, 2003 at 10:00 a.m., local time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.

     1. The election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify: Name:

             Peter G. Dornau           For       /    /        Withhold Authority            /    /
             Jeffrey Tieger            For       /    /        Withhold Authority            /    /
             Edward Anchel             For       /    /        Withhold Authority            /    /
             Laz L. Schneider          For       /    /        Withhold Authority            /    /
             James Kolisch             For       /    /        Withhold Authority            /    /
             John B. Turner            For       /    /        Withhold Authority            /    /
             Sonia B. Beard            For       /    /        Withhold Authority            /    /

         The Board of Directors recommends a vote "FOR" Proposal 2 below

     2. The approval, adoption and ratification of the 2002 Incentive Stock Option Plan.

             For       /    /        Against     /    /       Abstain     /    /

        The Board of Directors recommends a vote "FOR" Proposal 3 below.

     3. The approval, adoption and ratification of the 2002 Non-qualified Stock Option Plan.
             For       /    /        Against     /    /       Abstain     /    /

        The Board of Directors recommends a vote "FOR" Proposal 4 below.

     4. The approval, adoption and ratification of the selection by the Board of Directors of Berkovits, Lago & Company, LLP, Certified Public Accountants, as Auditors for the Company for the year ending December 31, 2002.

             For     /    /          Against     /    /       Abstain     /    /

     3. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1), (2) AND (3) ABOVE. Unless specifically indicated, the execution of this proxy is an acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.


Dated________________________, 2003                   _______________________


                                                      _______________________

                                   APPENDIX A
                              OCEAN BIO-CHEM, INC.
                        2002 INCENTIVE STOCK OPTION PLAN
                           EFFECTIVE OCTOBER 22, 2002

                                   1. PURPOSE

     1.1 GENERAL. Ocean Bio-Chem, Inc., a Florida corporation (the "Company"), established this Incentive Stock Option Plan (the "Plan") to further the
Company's growth and development by providing to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, through ownership of stock of the Company, an incentive to increase their interest in the Company's welfare, to continue their services and to afford a means through which the Company can attract to its service other employees of outstanding ability.

     1.2 COMPANY. For purposes of the Plan, the Company is deemed to include all wholly owned subsidiaries of the Company.

     1.3 TAX TREATMENT. The Plan is adopted with the intent that it be, and continue to be, an "incentive stock option plan" entitling the holders of options to the special tax treatment provided by Section 422 of the Internal Revenue Code of 1986 (the "Code").

                                2. ADMINISTRATION

     2.1 STOCK OPTION COMMITTEE. The Plan shall be administered by the Ocean Bio-Chem, Inc., Stock Option Plan Committee (the "Committee") which shall be composed of at least two Non-Employee directors of the Company. The Committee, to be appointed by the Board of Directors, shall have full and complete power and authority to do all things necessary and proper for the administration of the Plan, including the power to interpret and construe its terms and provisions and to determine, consistent with the terms of the Plan, the individuals selected to receive options, the times when they shall receive them, the number of shares to be subject to each option, and the option price.

     2.2 RULES AND REGULATIONS. The Committee, as it may deem advisable, may issue rules and regulations for the administration of the Plan. When so directed by the Committee, appropriate officers of the Company shall execute and deliver on behalf of the Company such options, agreements and other instruments as the Committee may determine necessary to the implementation of the Plan. The Committee may adopt and/or construe an appropriate form for any such options or agreements and instruments, which forms shall contain such provisions or conditions as the Committee deems necessary or advisable in carrying out the purposes of the Plan, provided, however, that no such provision or condition shall be inconsistent with the Plan.

     2.3 DEFECTS OR OMISSIONS. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or agreement in the manner and to the extent it shall deem expedient to carry it into effect, and to meet the requirements of Section 422 of the Code, and shall be the sole and final judge of such expediency. The Committee's determination shall be conclusive.

                          3. STOCK SUBJECT TO THE PLAN

     3.1 NUMBER OF SHARES. Shares of the Company's Common Stock, par value $.01 per share ("Common Stock") shall be subject to the Plan. The total number of shares of Common Stock which may be sold pursuant to options granted under the Plan ("Option" or "Options") shall not exceed 400,000 shares, adjusted as provided in Section 3.2. The shares of Common Stock sold under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. Unless and until the Board of Directors shall determine to purchase shares in the market for the purpose of the Plan or to use treasury shares, the shares sold under the Plan shall be authorized and unissued shares reserved for that purpose. In the event that any Options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares of Common Stock not purchased under those Options shall be available again for the purpose of the Plan.

     3.2 ADJUSTMENTS. Notwithstanding any other provision of the Plan, in the event of any change in any shares of the outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, stock split, reverse stock split, combination or exchange of shares, or action of like nature, the aggregate number and class of shares as to which Options may be granted to any individual, the number and class of shares subject to each outstanding Option and the Option prices shall be appropriately adjusted in proportion to such increases or decreases by the Committee, whose determination shall be conclusive.

     3.2 REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     3.3 SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                        4. ELIGIBILITY AND PARTICIPATION

     4.1 INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     4.2 OFFICERS AND CERTAIN EMPLOYEES. Options may be granted only to full-time salaried officers and key employees of the Company or any of its subsidiaries. Directors of the Company who are not also full-time salaried officers or employees of the Company will not be eligible to receive Options.

     4.2 TEN PERCENT SHAREHOLDER LIMITATION. If an Option is to be granted to an individual who, at the time the Option is granted, owns Common Stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary (as determined under Section 425(d) of the Code), the purchase price of the Common Stock under each Option ("Option Price") set out in the applicable portion of Article 5 hereof shall read "but shall be at least 110 percent of its Fair Market Value" and the period of exercise set out in the applicable portion of Article 6 hereof shall read "and ending not more than five (5) years after the date on which the option is granted".

                                    5. PRICE

     5.1 DETERMINATION. The Option Price shall be determined by the Committee, but shall not be less than 100 percent of its fair market value (as determined by Section 422 of the Code) ("Fair Market Value") at the time of granting of the Option, as determined in good faith by the Committee.

     5.2 PAYMENT. Upon exercise of the Option, the Option Price shall be paid in full with cash or with stock of the Company or with demand promissory notes bearing the rate of interest required by the Code, as amended from time to time, at the option of the Employee.

     5.3 USE OF PROCEEDS. The proceeds from the issuance of Common Stock subject to Options are to be added to the funds of the Company available for its general corporate purposes.

                              6. EXERCISE OF OPTION

     6.1 PERIOD OF EXERCISE. Each Option granted under the Plan shall be exercisable only during such period as the Committee may determine, beginning not less than one (1) year and ending not more than ten (10) years after the date on which the Option is granted ("Expiration Date"), except as such period may be modified under the provisions or Sections 8.1 and 9.1 hereof. Within such limits each Option shall provide, as determined by the Committee, the time or times at which and the number of shares for which it may be exercised. Unless otherwise provided in the Committee's action, each Option shall be exercisable in whole at any time, or in part from time to time, during the term of the Option. The holder of an Option shall have no rights as a shareholder with respect to shares subject to the Option until such shares shall have been issued to him upon exercise of the Option. An Option may be exercised during the lifetime of the holder thereof only by such holder, and, after the holder's death, as provided in Sections 9.1 and 9.2 hereof.

     6.2 CHANGE OF CONTROL. Provided however, in the event of a change in control of Company, each Option granted under this Plan shall be fully exercisable.

     6.3 SALE. An individual who has acquired Common Stock upon exercise of an Option may not sell, transfer or otherwise dispose of the Common Stock so acquired within two years from the date of the granting of the Option nor within one year after the transfer of the shares to the individual.

     6.4 VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

                        7. NON-TRANSFERABILITY OF OPTIONS

     7.1 GENERAL. No Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution.

                          8. TERMINATION OF EMPLOYMENT

     8.1 GENERAL. If employment of the holder of an Option is terminated for any reason, other than by death or disability, the holder's Option may be exercised only within three months from the date of such termination of employment, but in no event after the Expiration Date of the Option; provided, however, that if the holder is dismissed for cause, as to which the Committee shall be sole and exclusive judge, the Option shall expire immediately.

     9.1 DEATH WHILE EMPLOYED. If the holder of an Option dies while employed by the Company, the Option may be exercised by the personal representative of the Option holder, for a period of six (6) months from the date of death, but in no event after the Expiration Date of the Option.

     9.2 DEATH AFTER TERMINATION. If the holder of an Option dies within three months after termination of employment other than for cause, the Option may be exercised by the personal representative of the Option holder for a period of six (6) months from the date the Option holder's employment was terminated, but in no event after the Expiration Date of the Option.

     9.3 DISABILITY. If the holder of an Option becomes disabled within the meaning of Section 22(e)(3) of the Code, the Option may be exercised by the Option holder within one year after his becoming disabled, but in no event after the Expiration Date of the Option.

                          10. AMENDMENT AND TERMINATION

     10.1 TERM. Unless the Plan has been terminated as hereinafter provided, the Plan shall terminate on October 21, 2012, and no Option under it shall be granted thereafter. The Board of Directors of the Company at any time prior to that date may terminate the Plan.

     10.2 AMENDMENT. The Board of Directors may also amend the Plan by making such changes and additions to it as the Board shall deem advisable; provided, however, that except as provided in Section 3.2 hereof, the Board of Directors may not, without further approval by the Shareholders of the Company, increase the maximum number of shares as to which Options may be granted or exercised; and provided further, that any such change or addition does not affect the Plan's status under Section 422 of the Code. No termination or amendment of the Plan may, without the consent of the holder of an Option then existing, terminate his Option or materially and adversely affect his rights under the Option.

                               11. EFFECTIVE DATE

     11.1 SHAREHOLDER APPROVAL. The Plan shall become effective upon adaption by the Board of Directors of the Company, provided that it shall be approved by the vote of the holders of a majority of the shares of Common Stock of the Company outstanding and entitled to vote at a meeting of shareholders held within twelve
(12) months after the Plan is adopted by the Board of Directors.

                         12. TIME OF GRANTING OF OPTIONS

     12.1 FORMAL GRANTING. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the

                                   APPENDIX B


                      2002 NON-QUALIFIED STOCK OPTION PLAN
                        ADOPTED BY THE BOARD OF DIRECTORS
                              ON OCTOBER 22, 2002,
                        EFFECTIVE AS OF OCTOBER 22, 2002

                                   1. PURPOSE.

     (a) The purpose of the Ocean Bio-Chem, Inc. 2002 Non-Qualified Stock Option Plan (the "2002 Non-Qualified Plan") is to strengthen Ocean Bio-Chem, Inc. (the "Company") and its subsidiary corporation, within the meaning of Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing directors who are not full-time salaried employees (the "Non-Employee Directors") and consultants, such as, for example, but without limitation, legal or financial service providers or software, hardware, or other product designers ("Consultants") added incentives for high levels of performance and to encourage stock ownership in the Company. The 2002 Non-Qualified Plan seeks to accomplish these goals by providing a means whereby such Non-Employee Directors and Consultants of the Company and its subsidiaries may be given an opportunity to purchase (by way of an option) common stock of the Company. (b) The Company, by means of the 2002 Non-Qualified Plan, seeks to secure and retain the services of such Non-Employee Directors and Consultants of the Company or its subsidiaries and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. (c) The Company intends that the options issued under the 2002 Non-Qualified Plan shall be options which do not qualify as incentive stock options ("non-qualified stock options").

                               2. ADMINISTRATION.

     (a) The 2002 Non-Qualified Plan has been adopted and shall be administered by a compensation committee ("Committee"), composed of not fewer than two (2) members of the Board of Directors (the"Board"). All members of the Committee must be "outside directors" within the meaning of Section 162(m) of the Code. It is recommended, and the Board of Directors shall endeavor, to select at least three (3) members of the Board who qualify as "outside directors") to serve on the Committee. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. All of the members of the Committee also shall be "Non Employee Directors" as provided in Rule 16b-3(i) promulgated pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). (b) The Committee shall have the power, in connection with the administration of the 2002 Non-Qualified Plan, subject to and within the limitations of the express provisions of the 2002 Non-Qualified Plan: (i) To determine from time to time which of the persons eligible under the 2002 Non-Qualified Plan shall be granted an option; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including, without limitation, the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person; (ii) To determine any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option (including, but not limited to, repurchase rights, forfeiture restrictions and restrictions on transferability);
(iii) To construe and interpret the 2002 Non-Qualified Plan and the options granted under it, to construe and interpret any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option, to define the terms used herein, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the 2002 Non-Qualified Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the 2002 Non-Qualified Plan fully effective;

(iv) To cancel, at any time and from time to time, with the consent of the affected optionee or optionees, any or all outstanding options granted under the 2002 Non-Qualified Plan and the grant and substitution therefore of new options under the 2002 Non-Qualified Plan (subject to limitations hereof) covering the same or different number of shares of stock at an option price per share in all events not less than the fair market value on the new grant date; and (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company. (c) The Committee shall comply with the provisions of Rule 16b-3, promulgated pursuant to the 1934 Act as in effect from time to time, to the extent applicable to the 2002 Non-Qualified Plan. (d) Any action of the Committee with respect to administration of the 2002 Non-Qualified Plan shall be taken pursuant to a majority vote or to the unanimous written consent of its members. In the event that the Committee is composed of two members, and one member abstains from a vote on a matter, issue or item for decision, the remaining member may vote and his or her vote shall be considered a majority vote of the Committee. A vote of the Committee shall be reported to the full Board of Directors, which may elect to accept such vote or reconsider the matter and cast a contrary or differing vote, which shall control. Any member of the Committee who is eligible for an award under this Plan shall abstain from consideration of such award by the Committee. (e) The determinations of the Committee on matters referred to in this paragraph 2 shall be final and conclusive.

                3.SHARES SUBJECT TO THE 2002 NON-QUALIFIED PLAN.

     Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be offered pursuant to options granted under the 2002 Non-Qualified Plan shall not exceed the aggregate of 200,000 shares of the Company's common stock. If any option granted under the 2002
Non-Qualified Plan shall for any reason expire, be canceled or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the 2002 Non-Qualified Plan.

                                 4. ELIGIBILITY.

     (a) Non-Employee Directors and Consultants of the Company or its subsidiaries shall be eligible to receive non-qualified stock options. (b) Notwithstanding anything to the contrary contained in this Plan, no person may be granted an option under this Plan if such person at the time of grant holds options to purchase more than 10% of the outstanding shares of common stock of the Company. In addition, no person may be granted (in any calendar year) options to purchase more than 100,000 shares of common stock, subject to adjustment pursuant to paragraph 9.

                             5. OPTION PROVISIONS.

     Each option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions: (a) Each option granted and all rights or obligations thereunder by its terms shall expire on such date as the Committee may determine as set forth in such stock option agreement, but not later than ten (10) years from the date the option was granted and shall be subject to earlier termination as provided elsewhere in the 2002 Non-Qualified Plan. For purposes of the 2002 Non-Qualified Plan, the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option. (b) The exercise price of each option shall be determined by the Committee and shall be not less than one hundred percent (100%) of the "fair market value" of the stock subject to the option on the date the option is granted, as such term in quotations is defined below; provided, however, that the purchase price of common stock subject to an incentive stock option may not be less than one hundred ten percent (110%) of such fair market value where the optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The fair market value of such stock shall be determined by the Committee in accordance with any reasonable valuation method.
(c) The purchase price of stock acquired pursuant to an option shall be paid at the time the option is exercised (i) in cash, check payable to the order of the Company, or (ii) shares of common stock of the Company with a fair market value equal to the option price for the shares being purchased; or (iii) having shares withheld from the total number of shares of Common Stock to be delivered upon exercise; or (iv) delivering a properly executed notice, together with irrevocable instructions to a broker, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. If a person other than the optionee exercises an option, such person must furnish the Company appropriate documentation evidencing that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.
(d) An option by its terms may only be transferred by will or by the laws of descent and distribution upon the death of the optionee or by a qualified domestic relations order, as such term is defined in the Internal Revenue Code of 1986, as amended, and shall not be transferable during the optionee's lifetime (unless by a qualified domestic relations order), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (unless by a qualified domestic relations order). (e) Subject to subparagraph 5(f) and except as provided in paragraph 10, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Committee shall determine. In addition, the Committee shall have the power to accelerate the time (other than, except as provided in paragraph 10, the expiration date) during which an option may be exercised, notwithstanding the provisions in the option stating the time during which it may be exercised. (f) From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(f) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised. (g) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the shares to be issued upon the exercise of the option have been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal or state securities laws. (i) The stock option agreement may, but need not, provide that such option may be exercised at any specified time up to one (1) year following the death of the optioneee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution, but only to the extent that the optionee was entitled to exercise said option immediately prior to death. (ii) The options may be canceled for "cause", whereupon the option terminates immediately as to all unexercised options. Cause shall include termination for malfeasance or gross misfeasance in the performance of duties, or conviction of illegal activity in connection therewith, conviction for a felony, or any significant conduct detrimental to the interests of the Company or any of its subsidiaries, and the determination of the Committee with respect thereto shall be final and conclusive. (h) Options may be exercised by ten (10) days' written notice delivered to the Company stating the number of shares with respect to which the option is being exercised, together with payment for such shares. Not less than one hundred (100) shares may be purchased at any one time unless the number purchased is the total number of shares which may be purchased under the option.

(i) Any option granted hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company or its subsidiaries and the optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the shares of stock thereby acquired. Such arrangements shall include, without limitation, the right of the Company or any subsidiary thereof to deduct or withhold, if permitted by law, shares of stock from any transfer or payment to an optionee or, if permitted by law, to receive transfers of shares of stock or other property from the optionee, in such amount or amounts deemed required or appropriate by the Committee in its discretion. Any shares of stock issued pursuant to the exercise of any option and transferred by the optionee to the Company for purposes of satisfying any withholding obligations shall not again be available for purposes of the 2002 Non-Qualified Plan.

                          6. COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the 2002 Non-Qualified Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options. (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the 2002 Non-Qualified Plan or the Company such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the 2002 Non-Qualified Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the 2002 Non-Qualified Plan, any option granted under the 2002 Non-Qualified Plan, or any stock issued or issuable pursuant to any such option or grant. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the 2002 Non-Qualified Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon grant or upon exercise of such options unless and until such authority is obtained. (c) The Company shall indemnify and hold harmless the members of the Committee in any action brought against any member in connection with the administration of the 2002 Non-Qualified Plan to the maximum extent permitted by then applicable law.

                         7. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options  granted under the 2002
Non-Qualified   Plan  shall  constitute   general  funds  of  the  Company.

                               8. MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms. (b) Nothing contained in the 2002 Non-Qualified Plan, or in any option granted pursuant to the 2002 Non-Qualified Plan, shall obligate the Company or any of its subsidiaries to employ any employee for any period or interfere in any way with the right of the Company or any of its subsidiaries to reduce the compensation of any employee.

                     9. ADJUSTMENTS UPON CHANGES IN STOCK.

     If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 2002 Non-Qualified Plan on account of any such adjustment.

                             10. TERMINATING EVENT.

     Not less than thirty (30) days prior to the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, or in the event of any other capital reorganization or in which shares of stock of the Company possessing more than fifty percent (50%) of the voting power of the Company are exchanged (a "Terminating Event"), the Committee shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of paragraph 5 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the 2002 Non-Qualified Plan. Upon the date thirty (30) days after delivery of said notice, any option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the 2002 Non-Qualified Plan shall terminate, unless provision is made in connection with the Terminating Event for assumption of options theretofore granted, or substitution for such options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices. Formation of a holding company for the Company in which the shareholders of the holding company after its formation are substantially the same as for the Company prior to the holding company formation shall not be a Terminating Event.


                 11. AMENDMENT OF THE 2002 NON-QUALIFIED PLAN.

     (a) The Committee at any time, and from time to time, may amend the 2002 Non-Qualified Plan, PROVIDED, HOWEVER, that the provisions of paragraph 12 shall not be amended more than once every three (3) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. Except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless within twelve (12) months before or after the adoption of the amendment, by the vote of a majority of the shares of the company represented and voting at a shareholders meeting or by the written consent of a majority of the outstanding shares of the Company where the amendment will: (i) Increase the number of shares reserved for options under the 2002 Non-Qualified Plan; (ii) Materially modify the requirements as to eligibility for participation in the 2002 Non-Qualified Plan; or (iii) Materially increase the benefits accruing to participants under the 2002 Non-Qualified Plan. (b) Rights and obligations under any option granted pursuant to the 2002 Non-Qualified Plan shall not be altered or impaired by amendment of the 2002 Non-Qualified Plan, except with the consent of the person to whom the stock or option was granted.

12. TERMINATION,  SUSPENSION  AND LIMITATIONS  OF THE 2002  NON-QUALIFIED  PLAN.

     (a) The Committee may suspend or terminate the 2002 Non-Qualified Plan at any time. Unless sooner terminated, the 2002 Non-Qualified Plan shall terminate ten years from the effective date of the 2002 Non-Qualified Plan. No options may be granted under the 2002 Non-Qualified Plan while the 2002 Non-Qualified Plan is suspended or after it is terminated. (b) Rights and obligations under any option granted pursuant to the 2002 Non-Qualified Plan while the 2002 Non-Qualified Plan is in effect shall not be altered or impaired by suspension or termination of the 2002 Non-Qualified Plan. (c) Notwithstanding any other provision of this Plan, no option may be granted hereunder that by its terms may be exercised beyond the time that is ten (10) years from its date of grant by the Company.

                          13. EFFECTIVE DATE OF PLAN.

     The 2002 Non-Qualified Plan shall become effective as of October 22, 2002.